COVER

[MFS LOGO]
INVESTMENT MANAGEMENT

Annual Report
for Year Ended
July 31, 1996

MFS(R) Government Mortgage Fund

[PHOTO OF CAPITOL BUILDING WITH AMERICAN FLAG]

Table of Contents

Letter from the Chairman                    1
A Discussion with the Fund Manager          3
Performance Summary                         5
Portfolio of Investments                    7
Financial Statements                        9
Notes to Financial Statements              15
It's Easy to Contact Us                    22
MFS Investment Opportunities               23
The MFS Family of Funds(R)                 24
Trustees and Officers                      25

Highlights

[BULLET] The Fund's Class A shares had a total return of 4.76% for the past year, while Class B shares returned 3.98%.

[BULLET] The Fund has reduced its duration to make it less sensitive to interest rate changes, a modification that grew out of our outlook for more rapid economic growth and, possibly, higher interest rates.

[BULLET] Major questions facing the fixed-income markets are whether robust economic growth will continue and whether low levels of unemployment will push up wages and prices.

[BULLET] We think there is a greater chance that interest rates will rise rather than decline over the next few months, which means that mortgages will be less susceptible to prepayment risk.

Letter from the Chairman

[PHOTO OF A. KEITH BRODKIN]

Dear Shareholders:

With over half of 1996 behind us, the U.S. economy appears to have settled into a pattern of fairly reasonable growth and moderate inflation - two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.2% in the second quarter. Thus, while real growth in gross domestic product has exceeded our expectations so far this year, we continue to believe that growth from quarter to quarter will be uneven, but may accelerate slightly to exceed 2.5% by the end of 1996. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations.

   In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. However, should signs of economic growth and, particularly, of higher inflation continue, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets were trading in a narrow range as investors shifted between concern about the lack of a budget resolution in Washington and hopes that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the strength of the economy with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are fairly valued.

   Finally, as you may have noticed, this report to shareholders incorporates a number of changes which we believe will make it more informative and useful to you. Following the discussion with the Fund Manager, you will find new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the different types of investments that meet its criteria. Near the back of the report, you will find a list of telephone numbers and addresses in case you need to contact MFS. We hope to hear from you.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[SIG] A. KEITH BRODKIN

A. Keith Brodkin
Chairman and President
August 14, 1996

A Discussion with the Fund Manager

[PHOTO] JAMES J. CALMAS

   Q. How has the Fund performed over the past year, Jim?
A. With a total return of 4.76% for Class A shares and 3.98% for Class B shares, the Fund's returns for the year ended July 31, 1996 were not as great as we would have hoped. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 6.19% return for the Lehman Brothers Government National Mortgage Association
(GNMA) Index, an unmanaged index of GNMA issues. The Fund also underperformed the average GNMA fund tracked by Lipper Analytical Services, which had a total return of 4.94%.

   Q. What do you see as some of the major factors that affected performance?
A. The major factor was the Fund's interest rate sensitivity (often referred to as duration) during the first six months of 1996. The pace of economic growth and the resulting increase in interest rates were greater than we had anticipated - especially since inflation has remained subdued, at around 3%. After interest rates fell throughout the second half of 1995, the Fund's interest rate sensitivity was greater than that of the GNMA market. This adversely affected the Fund as rates rose during 1996. In addition, the Fund's U.S. Treasury holdings underperformed mortgage-backed securities. For instance, the return of the five-year Treasury bond was up only 3.89% and that of the 10-year bond only 3.14% during the past 12 months. Keep in mind that principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.

   Q. Has the Fund's duration changed over the past year, and is it positioned any differently than the average Lipper fund in terms of duration?
A. The Fund has reduced its duration so that it is now less than those of the GNMA market and the average Lipper GNMA fund. This change grew out of our outlook for more rapid economic growth and the greater possibility that the Federal Reserve might raise short-term interest rates.

   Q. What is the Fund's current interest rate sensitivity and why are you at that level now?
A. The Fund's duration is currently 3.85 years, which means that if interest rates were to rise by one percentage point, the price of the Fund would decline by approximately 3.85%. Of course, over time we believe that the income provided by the securities in the portfolio will improve the Fund's total return. At this level of duration, it is our opinion that the Fund's returns would not be drastically impaired if rates did rise. Moreover, if rates were to fall unexpectedly, the Fund would still receive some benefits.

   Q. What changes have you seen in the interest rate environment in general and the mortgage market in particular?
A. The major questions which now confront the fixed-income markets are whether economic growth will continue to be robust and whether the current low level of unemployment (5.4%) will cause wages and, hence, prices to increase. While some market participants think that the rise in yields during 1996 will slow the economy, others feel that growth will continue to be strong and that the Federal Reserve may be forced to act. We believe that in an environment of rising or steady interest rates, the additional yield of mortgages will most likely allow them to outperform Treasuries. This is the reason the Fund has reduced its duration while continuing to hold approximately 80% of its assets in mortgage-backed securities.

   Q. What kind of environment do you see for the fixed-income and mortgage markets over the next few months and how are you positioning the Fund for it?
A. We think there is probably a greater chance that interest rates will rise rather than decline over the next few months, and that the 30-year U.S. Treasury bond will continue to trade in a range between 6.5% and 7.5%. With interest rates trading within this range, and with much of the mortgage market now trading below par, we feel that mortgages are now less susceptible to prepayment risk. So we believe that the additional 1.15% of yield provided by GNMA current coupon mortgages is attractive.

[SIG] JAMES J. CALMAS

James J. Calmas
Fund Manager

Fund Manager Profile

James Calmas joined the MFS Fixed Income Department in 1988. A graduate of Dartmouth College and the Amos Tuck School of Business Administration of Dartmouth College, he was named Assistant Vice President-Investments in 1991. In 1993, he was named Vice President-Investments and Fund Manager of MFS Government Mortgage Fund.

Performance Summary

   The information below and on the following page illustrates the historical performance of MFS Government Mortgage Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains. Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

   Please note that the performance of other classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes.

Growth of a Hypothetical $10,000 Investment
(For the Period from January 9, 1986 to July 31, 1996)

                         [LINE CHART}

     Consumer          Lehman Brothers      MFS Government
     Price Index       GNMA Index           Mortgage Fund (Class A)

86    10018              10651                   10756
87    10409              11389                   10481
88    10824              12405                   11267
89    11382              14269                   12767
90    11931              15613                   13218
91    12462              17462                   14973
92    12855              19762                   15873
93    13212              21425                   16994
94    13578              21472                   16628
95    13953              23744                   19354
96    14365              25214                   19191

We have included the average annual total returns of all GNMA funds (including the Fund) tracked by Lipper Analytical Services, Inc. for the applicable time periods (52, 34, 29 and 16 funds for the 1-, 3- and 5-year periods ended July 31, 1995, and for the period from January 1, 1986 through July 31, 1996, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison. All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns             1 Year   3 Years   5 Years     10 Years
-------------------------------------     -----    ------    ------   ---------
MFS Government Mortgage Fund
  (Class A) including 4.75% sales
  charge                                 -0.19%    +2.79%    +5.90%     +5.95%
-------------------------------------      ---      ----      ----      -------
MFS Government Mortgage Fund
  (Class A) at net asset value           +4.76%    +4.48%    +6.93%     +6.47%
-------------------------------------      ---      ----      ----      -------
MFS Government Mortgage Fund
  (Class B) with CDSC                    +0.05%    +2.90%    +6.20%     +6.25%
-------------------------------------      ---      ----      ----      -------
MFS Government Mortgage Fund
  (Class B) without CDSC                 +3.98%    +3.78%    +6.50%     +6.25%
-------------------------------------      ---      ----      ----      -------
Lehman Brothers GNMA Index**             +6.19%    +2.83%    +2.88%     +3.48%
-------------------------------------      ---      ----      ----      -------
Average GNMA Fund                        +4.94%    +4.45%    +6.88%     +7.96%
-------------------------------------      ---      ----      ----      -------
Consumer Price IndexS.**                 +2.95%    +5.58%    +7.62%     +9.13%
-------------------------------------      ---      ----      ----      -------

Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees).

**Source: Lipper Analytical Services, Inc. Benchmark comparisons begin on January 1, 1986.
 S.The Consumer Price Index is a popular measure of change in prices.

Fund Facts

Strategy:         The Fund's primary investment objective is to provide a high level of current income.
Commencement
of investment
operations:       January 9, 1986
Size:             $1.1 Billion as of July 31, 1996

Portfolio of Investments - July 31, 1996
Bonds - 97.4%

                                                      Principal
                                                       Amount
                                                        (000
Issuer                                                Omitted)         Value
------------------------------------------------     ------------  -------------
Federal Home Loan Mortgage Corporation - 5.0%
  FHLMC, 8.5s, 2009 - 2017                            $     51      $     52,520
  FHLMC, 9s, 2001 - 2025                                52,250        54,344,823
  FHLMC, 9.5s, 2013 - 2021                                 327           348,018
                                                                      ----------
                                                                    $ 54,745,361
------------------------------------------------     ---------        ----------
Federal Housing Authority - 2.2%
FHA, Centennial, "A", 8.25s, 2028+                    $ 23,755      $ 24,467,078
------------------------------------------------     ---------        ----------
Federal National Mortgage Association - 4.3%
  FNMA, 6.695s, 2005                                  $ 10,000      $  9,512,500
  FNMA, 7.5s, 2022                                          44            43,327
  FNMA, 7.95s, 2005                                      6,290         6,504,253
  FNMA, 8s, 2017 - 2023                                  1,368         1,375,321
  FNMA, 8.5s, 2006 - 2022                                2,322         2,380,627
  FNMA, 9s, 2002 - 2017                                 19,893        20,676,288
  FNMA, Stripped Mortgage Backed Security, "240",
    7s, 2023                                            16,732         5,819,647
                                                                      ----------
                                                                    $ 46,311,963
------------------------------------------------     ---------        ----------
Financing Corporation - 6.1%
  FICO, 10.7s, 2017                                   $ 11,305      $ 15,261,750
  FICO, 9.8s, 2018                                       5,285         6,636,797
  FICO, 10.35s, 2018                                    33,965        44,722,395
                                                                      ----------
                                                                    $ 66,620,942
------------------------------------------------     ---------        ----------
Small Business Administration - 5.2%
  SBA, 10s, 2000                                      $  3,463      $  3,825,716
  SBA, 10.1s, 2000                                       6,974         7,708,729
  SBA, 8.8s, 2001                                        3,198         3,415,250
  SBA, 8.85s, 2001                                      12,085        12,930,142
  SBA, 9.3s, 2001                                        3,585         3,882,267
  SBA, 9.45s, 2001                                       8,771         9,551,646
  SBA, 9.55s, 2001                                       9,062         9,873,472
  SBA, 9.7s, 2001                                        2,799         3,066,503
  SBA, 8.75s, 2006                                         158           166,077
  SBA, 8.05s, 2012                                       2,686         2,677,015
                                                                      ----------
                                                                    $ 57,096,817
------------------------------------------------     ---------        ----------
U.S. Federal Agencies - 0.3%
  Federal Agricultural Mortgage Corp., 8.07s, 2006    $  3,000      $  3,205,770
------------------------------------------------     ---------        ----------
U.S. Government Guaranteed - 68.2%
 Government National Mortgage Association - 67.9%
  GNMA, 6.5s, 2023 - 2026                             $ 39,325      $ 36,486,456
  GNMA, 7s, 2022 - 2025                                205,496       196,507,176
  GNMA, 7.5s, 2008 - 2026                              188,741       185,834,552
  GNMA, 8s, 2002 - 2026                                 73,307        73,758,771
  GNMA, 8.5s, 2022 - 2023                               11,850        12,157,297
  GNMA, 9s, 2013 - 2022                                 83,321        87,497,902
  GNMA, 9.5s, 2009 - 2021                               94,617       100,980,381
  GNMA, 10s, 2011 - 2019                                23,699        25,772,823
  GNMA, 11s, 2021                                       21,292        23,826,600
  GNMA, 12.5s, 2011                                        513           596,735
                                                                      ----------
                                                                    $743,418,693
--------------------------------------------------------------------------------

                                      7

Portfolio of Investments - continued
Bonds - continued
--------------------------------------------------------------------------------
                                                      Principal
                                                       Amount
                                                        (000
Issuer                                                Omitted)         Value
------------------------------------------------     ------------  -------------
U.S. Government Guaranteed - continued
 U.S. Government Guaranteed Notes - 0.3%
  AID-Israel, 5.89s, 2005                             $ 3,000     $    2,769,090
------------------------------------------------    ---------         ----------
Total U.S. Government Guaranteed                                  $  746,187,783
----------------------------------------------------------------      ----------
U.S. Treasury Obligations - 6.1%
  Stripped Principal Payments, 0s, 2017               $22,900     $    5,200,132
  U.S. Treasury Bonds, 13.125s, 2001                   25,000         31,679,750
  U.S. Treasury Bonds, 10.75s, 2003                     3,085          3,759,844
  U.S. Treasury Bonds, 10.75s, 2005                    20,800         26,269,776
                                                                      ----------
                                                                  $   66,909,502
------------------------------------------------    ---------         ----------
Total Bonds (Identified Cost, $1,083,011,989)                     $1,065,545,216
----------------------------------------------------------------      ----------
Repurchase Agreement - 1.8%
  ------------------------------------------------------------------------------
  Goldman Sachs, dated 7/31/96, due 8/01/96, total
  to be received $19,410,019 (secured by
  various U.S. Treasury and Federal Agency
  obligations in a jointly traded account), at Cost   $19,407     $   19,407,000
------------------------------------------------     ---------      ----------
Total Investments (Identified Cost, $1,102,418,989)               $1,084,952,216
Other Assets, Less Liabilities - 0.8%                                  9,016,706
   -------------------------------------------------------------      ----------
Net Assets - 100.0%                                               $1,093,968,922
----------------------------------------------------------------      ----------

+ Restricted security.

See notes to financial statements

Financial Statements
Statement of Assets and Liabilities

July 31, 1996
------------------------------------------------------------------------------    -------------
Assets:
 Investments, at value (identified cost, $1,102,418,989)                          $1,084,952,216
 Cash                                                                                        232
 Receivable for Fund shares sold                                                         112,281
 Interest receivable                                                                  11,905,827
 Other assets                                                                             13,899
                                                                                    -----------
   Total assets                                                                   $1,096,984,455
                                                                                    -----------
Liabilities:
 Distributions payable                                                            $        1,975
 Payable for Fund shares reacquired                                                    1,830,715
 Payable for daily variation margin on open futures contracts                            441,500
 Payable to affiliates -
  Management fee                                                                          13,496
  Shareholder servicing agent fee                                                          5,471
  Distribution fee                                                                       267,494
 Accrued expenses and other liabilities                                                  454,882
                                                                                    -----------
  Total liabilities                                                               $    3,015,533
                                                                                    -----------
Net assets                                                                        $1,093,968,922
                                                                                    -----------
Net assets consist of:
 Paid-in capital                                                                  $1,233,948,284
 Unrealized depreciation on investments                                              (18,775,406)
 Accumulated net realized loss on investments                                       (121,061,407)
 Accumulated distributions in excess of net investment income                           (142,549)
                                                                                    -----------
  Total                                                                           $1,093,968,922
                                                                                    -----------
Shares of beneficial interest outstanding                                           167,591,758
                                                                                    -----------
Class A shares:
 Net asset value per share (net assets of $540,818,176 / 82,839,977 shares
  of beneficial interest outstanding)                                                  $6.53
                                                                                    -----------
 Offering price per share (100/95.25)                                                  $6.86
                                                                                    -----------
Class B shares:
 Net asset value and offering price per share (net assets of $553,150,746 /
  84,751,781 shares of beneficial interest outstanding)                                $6.53
                                                                                    -----------
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations

Year Ended July 31, 1996
-------------------------------------------------    --------------
Net investment income:
 Interest income                                       $ 97,123,348
                                                       ------------
Expenses -
 Management fee                                        $  6,612,086
 Trustees' compensation                                      81,805
 Shareholder servicing agent fee (Class A)                  819,496
 Shareholder servicing agent fee (Class B)                1,402,750
 Distribution and service fee (Class A)                   1,955,061
 Distribution and service fee (Class B)                   6,687,956
 Custodian fee                                              434,756
 Postage                                                    308,270
 Printing                                                    62,850
 Auditing fees                                               42,200
 Legal fees                                                   8,023
 Miscellaneous                                              702,992
                                                       ------------
  Total expenses                                       $ 19,118,245
 Fees paid indirectly                                      (375,760)
                                                       ------------
  Net expenses                                         $ 18,742,485
                                                       ------------
   Net investment income                               $ 78,380,863
                                                       ------------
Realized and unrealized gain (loss) on
investments:
 Realized loss (identified cost basis) -
  Investment transactions                              $ (1,605,979)
  Futures contracts                                        (820,865)
                                                       ------------
  Net realized loss on investments                     $ (2,426,844)
                                                       ------------
Change in unrealized depreciation -
 Investments                                           $(19,838,939)
 Futures contracts                                       (1,051,502)
                                                       ------------
  Net unrealized loss on investments                   $(20,890,441)
                                                       ------------
   Net realized and unrealized loss on investments     $(23,317,285)
                                                       ------------
    Increase in net assets from operations             $ 55,063,578
                                                       ------------

See notes to financial statements

Statement of Changes in Net Assets

 Year Ended July 31,                                1996           1995
--------------------------------------------     -----------   -------------
Increase (decrease) in net assets:
From operations -
 Net investment income                        $   78,380,863   $   94,537,796
 Net realized loss on investments                 (2,426,844)     (44,236,628)
 Net unrealized gain (loss) on investments       (20,890,441)      68,708,743
                                                  ---------      -----------
  Increase in net assets from operations      $   55,063,578   $  119,009,911
                                                  ---------      -----------
Distributions declared to shareholders -
 From net investment income (Class A)         $  (35,352,327)  $  (26,574,630)
 From net investment income (Class B)            (37,804,675)     (62,269,346)
 Tax return of capital                            (2,132,709)      (2,036,802)
                                                  ---------      -----------
  Total distributions declared to
  shareholders                                $  (75,289,711)  $  (90,880,778)
                                                  ---------      -----------
Fund share (principal) transactions -
 Net proceeds from sale of shares             $  225,940,176   $  207,482,564
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                   34,824,383       40,173,434
 Cost of shares reacquired                      (492,622,301)    (582,715,690)
                                                  ---------      -----------
  Decrease in net assets from Fund share
   transactions                               $ (231,857,742)  $ (335,059,692)
                                                  ---------      -----------
  Total decrease in net assets                $ (252,083,875)  $ (306,930,559)
Net assets:
At beginning of period                         1,346,052,797    1,652,983,356
                                                  ---------      -----------
At end of period (including accumulated
  distributions in excess of net investment
  income of $142,549 and $121,221,
  respectively)                               $1,093,968,922   $1,346,052,797
                                                  ---------      -----------

See notes to financial statements

Financial Highlights

                                                                          Eight
                                                                         Months
                                                                          Ended
                                                     Year Ended July      July         Year Ended
                                                                 31,      31,            November 30,
                                                     ----------------    -------   ------------------
                                                     1996       1995       1994      1993        1992
------------------------------------------------     ------    ------    -------    ------   --------
                                                     Class
                                                      A
------------------------------------------------     ------   ---------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $  6.65   $  6.49    $  6.85   $  6.82    $  6.95
                                                      ----      ----      -----      ----      ------
Income from investment operations# -
 Net investment incomeS.                           $  0.45   $  0.45    $  0.29   $  0.34    $  0.46
 Net realized and unrealized gain (loss) on
   investments                                       (0.14)     0.14      (0.36)     0.20       0.09
                                                      ----      ----      -----      ----      ------
   Total from investment operations                $  0.31   $  0.59    $ (0.07)  $  0.54    $  0.55
                                                      ----      ----      -----      ----      ------
Less distributions declared to shareholders -
 From net investment income                        $ (0.42)  $ (0.42)   $ (0.20)  $ (0.47)   $ (0.42)
 In excess of net realized gain on investments        --        --         --       (0.04)      --
 From paid-in capital                                 --        --        (0.09)     --        (0.26)
 Tax return of capital                               (0.01)    (0.01)      --        --         --
                                                      ----      ----      -----      ----      ------
   Total distributions declared to
     shareholders                                  $ (0.43)  $ (0.43)   $ (0.29)  $ (0.51)   $ (0.68)
                                                      ----      ----      -----      ----      ------
Net asset value - end of period                    $  6.53   $  6.65    $  6.49   $  6.85    $  6.82
                                                      ----      ----      -----      ----      ------
Total return++                                        4.76%     9.60%     (1.51)%+    8.11%     8.25%
Ratios (to average net assets)/Supplemental
  data:S.
 Expenses##                                           1.16%     1.25%      1.27%+    1.38%      1.42%
 Net investment income                                6.75%     6.99%      6.46%+    6.30%      6.57%
Portfolio turnover                                      25%       87%        37%      167%       484%
Net assets at end of period (000,000 omitted)      $   541   $   534    $   424   $   522    $   715
 + Annualized.
 # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
S. The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                              --        --      $  0.29   $  0.34       --
   Ratios (to average net assets):
    Expenses                                          --        --         1.28%+    1.46%      --
    Net investment income                             --        --         6.45%+    6.22%      --


See notes to financial statements

Year Ended November 30,                         1991          1990     1989       1988      1987        1986*
--------------------------------------------     ------      ------   ------     ------    ------     --------
                                                 Class A
--------------------------------------------     ------      ------   ------     ------    ------     --------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $  7.01       $ 7.86   $  7.82    $ 8.34    $ 9.82     $ 9.53
                                                  ----         ----      ----      ----      ----     ------
Income from investment operations -
 Net investment income                         $  0.48       $ 0.53   $  0.59    $ 0.64    $ 0.75     $ 0.72
 Net realized and unrealized gain (loss)  on
  investments                                     0.25        (0.40)     0.48     (0.06)    (1.08)      0.43
                                                  ----         ----      ----      ----      ----      ------
   Total from investment operations            $  0.73       $ 0.13   $  1.07    $ 0.58    $(0.33)    $ 1.15
                                                  ----         ----      ----      ----      ----      ------
Less distributions declared to shareholders -
 From net investment income                    $ (0.44)      $(0.49)   $(0.58)   $(0.64)   $(0.82)    $(0.65)
 From net realized gain on investments            --           ----      ----      ----     (0.01)     (0.21)
 From paid-in capital                            (0.35)       (0.49)    (0.45)    (0.46)    (0.32)       --
                                                  ----         ----      ----      ----      ----      ------
   Total distributions declared to
     shareholders                              $ (0.79)      $(0.98)   $(1.03)   $(1.10)   $(1.15)    $(0.86)
                                                  ----         ----      ----      ----      ----      ------
Net asset value - end of period                $  6.95       $ 7.01   $  7.86    $ 7.82    $ 8.34     $ 9.82
                                                  ----         ----      ----      ----      ----      ------
Total return++                                   11.00%        2.05%    14.72%     7.39%    (3.37)%    13.75%+
Ratios (to average net assets)/
 Supplemental data:
 Expenses                                         1.44%        1.40%     1.37%     1.38%     1.34%      1.00%+
 Net investment income                            6.91%        7.29%     7.57%     7.88%     8.34%      9.54%+
Portfolio turnover                                 731%         507%      489%      285%      212%       169%
Net assets at end of period (000,000
  omitted)                                     $   886       $1,068    $1,380    $1,295    $1,129     $  593

 * For the period from the commencement of investment operations, January 9, 1986 to November 30, 1986.
 + Annualized.
++ Total returns for Class A shares do not include the applicable sales charge
   (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

                                                                           Eight
                                                                          Months
                                                                           Ended       Period Ended
                                                    Year Ended July 31,   July 31,     November 30,
                                                    ----------------      -------     -------------
                                                    1996       1995         1994           1993**
------------------------------------------------    ------    ------      -------     -------------
                                                    Class B
------------------------------------------------    ------    ------      -------     -------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 6.65    $ 6.49      $ 6.84      $ 6.97
                                                      ----      ----       -----      ------
Income from investment operations# -
 Net investment incomeS.                            $ 0.40    $ 0.41      $ 0.26      $ 0.38
 Net realized and unrealized gain (loss) on
  investments                                        (0.13)     0.14       (0.35)      (0.44)
                                                      ----      ----       -----      ------
  Total from investment operations                  $ 0.27    $ 0.55      $(0.09)     $(0.06)
                                                      ----      ----       -----      ------
Less distributions declared to shareholders -
 From net investment income                         $(0.38)   $(0.38)     $(0.18)     $(0.07)
 From paid-in capital                                 --        --         (0.08)         --
 Tax return of capital                               (0.01)    (0.01)        --           --
                                                      ----      ----       -----      ------
  Total distributions declared to shareholders      $(0.39)   $(0.39)     $(0.26)     $(0.07)
                                                      ----      ----       -----      ------
Net asset value - end of period                     $ 6.53    $ 6.65      $ 6.49      $ 6.84
                                                      ----      ----       -----      ------
Total return                                          3.98%     8.81%      (1.97)%+    (3.91)%+
Ratios (to average net assets)/Supplemental
  data[SECTION].:
 Expenses##                                           1.87%     1.96%       1.94%+      1.87%+
 Net investment income                                6.01%     6.28%       5.80%+      5.92%+
Portfolio turnover                                      25%       87%         37%        167%
Net assets at end of period (000,000 omitted)       $  553    $  812      $1,229      $1,628

** For the period from the commencement of offering of Class B shares, September
   7, 1993, to November 30, 1993.
 + Annualized.
 # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[SECTION] The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                               --        --      $ 0.26      $ 0.38
    Ratios (to average net assets):
     Expenses                                           --        --        1.94%+      1.94%+
     Net investment income                              --        --        5.80%+      5.85%+

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended July 31, 1996, $3,112,480 and $5,763,395 were reclassified from accumulated distributions in excess of net investment income and paid-in capital, respectively, and $8,875,875 was reclassified to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities and tax basis return of capital. This change had no effect on the net assets or net asset value per share.

At July 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of ($122,165,401) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 1998 ($81,836,532), July 31, 2002 ($5,628,534), July 31, 2003 ($4,604,728), and July 31, 2004 ($30,095,607).

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee was computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.65% of average daily net assets or (ii) 0.30% of average daily net assets and 6.1% of the Fund's gross income prior to January 1, 1996. Effective January 1, 1996, the management fee is computed daily and paid monthly at an annual rate equal to 0.45% of the Fund's average daily net asset value.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $30,440 for the year ended July 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $32,084 for the year ended July 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $158,742 for the year ended July 31, 1996. Fees incurred under the distribution plan during the year ended July 31, 1996 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $176,901 for Class B shares for the year ended July 31, 1996. Fees incurred under the distribution plan during the year ended July 31, 1996 were 0.99% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 1996 were $27 and $487,099 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                              Purchases        Sales
-------------------------     -----------   ------------
U.S. government
  securities                $308,239,561    $530,738,338
                               ---------      ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                  $1,102,422,327
                                   -----------
Gross unrealized depreciation   $  (29,820,870)
Gross unrealized appreciation       12,350,759
                                   -----------
   Net unrealized
  depreciation                  $  (17,470,111)
                                   -----------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                              Year Ended                     Year Ended
                                          July 31, 1996                  July 31, 1995
                                    ---------------------------   ----------------------------
                                      Shares         Amount         Shares          Amount
-------------------------------     -----------    ------------    -----------   -------------
Shares sold                         17,258,809   $ 115,389,414     27,491,721    $181,805,681
Shares issued to shareholders
  in reinvestment of
  distributions                      2,410,533      16,042,351      1,875,858      12,007,470
Shares reacquired                  (17,105,744)   (113,835,287)   (14,375,598)    (92,201,944)
                                     ---------      ----------      ---------      -----------
 Net increase                        2,563,598   $  17,596,478     14,991,981    $101,611,207
                                     ---------      ----------      ---------      -----------

Class B Shares                             Year Ended                     Year Ended
                                          July 31, 1996                  July 31, 1995
                                    --------------------------   -----------------------------
                                      Shares        Amount         Shares          Amount
-------------------------------     -----------    -----------    -----------   --------------
Shares sold                         16,626,636  $ 110,550,762      4,039,025    $  25,676,883
Shares issued to shareholders
  in reinvestment of
  distributions                      2,820,005     18,782,032      4,409,939       28,165,964
Shares reacquired                  (56,843,019)  (378,787,014)   (75,797,892)    (490,513,746)
                                     ---------      ---------      ---------      ------------
 Net decrease                      (37,396,378) $(249,454,220)   (67,348,928)   $(436,670,899)
                                     ---------      ---------      ---------      ------------

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended July 31, 1996 was $1,000.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                Unrealized
                           Expiration   Contracts   Position     Depreciation
-------------------------------------   --------    -------     -------------
U.S. Treasury Bonds    September 1996          90    Short      $  (141,418)
U.S. Treasury Notes    September 1996         100    Short          (91,510)
U.S. Treasury Bonds    September 1996         110    Short         (241,594)
U.S. Treasury Bonds    September 1996         224    Short         (799,971)
U.S. Treasury Bonds    September 1996         150    Short          (34,140)
                                                                -----------
                                                                $(1,308,633)
                                                                -----------

At July 31, 1996, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 1996, the Fund owned the following restricted security (constituting 2.23% of total assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers.

                                                  Par Amount
                                      Date of        (000
Description                        Acquisition     Omitted)        Cost         Value
--------------------------------     ----------    ----------    ----------   -----------
FHA, Centennial, "A", 8.25s,
  2028                                3/23/93       $23,755      $24,467,315  $24,467,078
                                                                                ---------

Independent Auditors' Report

To the Trustees of MFS Series Trust X and Shareholders of MFS
  Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Mortgage Fund as of July 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 31, 1996 and 1995, and the financial highlights for the years ended July 31, 1996 and 1995, the eight months ended July 31, 1994, and for each of the years in the eight- year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 4, 1996

It's Easy to Contact Us

[PHONE RECEIVER] MFS Automated Information

Account Information:
Call 1-800-MFS-TALK (1-800-637-8255)
anytime.

Market Outlook:
Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

? MFS Personal Service

Account Service:
Call 1-800-225-2606 any business day
from 8 a.m. to 8 p.m. Eastern time.

Product Information:
Call 1-800-637-2929 any business day
from 9 a.m. to 5 p.m. Eastern time.

Service for the Hearing-Impaired:
Call 1-800-637-6576 any business day
from 9 a.m. to 5 p.m. Eastern time (TDD required).

[ENVELOPE] MFS Mailing Addresses

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

Web Site
http://www.mfs.com

MFS Investment Opportunities

The MFS Family of Funds(R) falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

Stock funds seek growth of capital rather than income through investments in stocks.

Stock and bond funds seek current income and growth of capital through investments in both stocks and bonds.

Bond funds seek current income through investments in debt securities.

World funds seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

Limited-maturity bond funds seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

National tax-free bond funds seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

State tax-free bond funds seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

Money market funds seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS
Investor Information for literature(3) on MFS products and services:
1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).
(1) A small portion of the income may be subject to federal, state and/or alternative minimum tax.
(2) Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.
(3) Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

The MFS Family of Funds(R)

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

Stock                                             World
--------------------                              --------------------
Massachusetts Investors Trust                     MFS(R)/Foreign & Colonial Emerging Markets
Massachusetts Investors Growth Stock Fund          Equity Fund
MFS(R) Capital Growth Fund                        MFS(R)/Foreign & Colonial International
MFS(R) Emerging Growth Fund                        Growth Fund
MFS(R) Gold & Natural Resources Fund              MFS(R)/Foreign & Colonial International
MFS(R) Growth Opportunities Fund                   Growth and Income Fund
MFS(R) Managed Sectors Fund                       MFS(R) World Asset Allocation Fund(SM)
MFS(R) OTC Fund                                   MFS(R) World Equity Fund
MFS(R) Research Fund                              MFS(R) World Government Fund
MFS(R) Value Fund                                 MFS(R) World Growth Fund
                                                  MFS(R) World Total Return Fund

Stock and Bond                                    National Tax-Free Bond
--------------------                              --------------------
MFS(R) Total Return Fund                          MFS(R) Municipal Bond Fund
MFS(R) Utilities Fund                             MFS(R) Municipal High Income Fund
                                                  MFS(R) Municipal Income Fund

Bond                                              State Tax-Free Bond
--------------------                              --------------------
MFS(R) Bond Fund                                  Alabama, Arkansas, California, Florida,
MFS(R) Government Mortgage Fund                   Georgia, Maryland, Massachusetts,
MFS(R) Government Securities Fund                 Mississippi, New York, North Carolina,
MFS(R) High Income Fund                           Pennsylvania, South Carolina, Tennessee,
MFS(R) Intermediate Income Fund                   Virginia, West Virginia
MFS(R) Strategic Income Fund

Limited Maturity Bond                             Money Market
--------------------                              --------------------
MFS(R) Government Limited Maturity Fund           MFS(R) Cash Reserve Fund
MFS(R) Limited Maturity Fund                      MFS(R) Government Money Market Fund
MFS(R) Municipal Limited Maturity Fund            MFS(R) Money Market Fund


MFS(R) Government Mortgage Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises

Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of
Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,
Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American
Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
James J. Calmas*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds,
call your financial adviser or, for an
information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For current account service, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

Web Site
http://www.mfs.com

[DALBAR LOGO]
TOP RATED SERVICE
For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score - on a scale of 1 to 4 - in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contracts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[BACK COVER]

MFS(R)
Government
Mortgage
Fund

500 Boylston Street
Boston, MA 02116

[MFS LOGO](SM)
INVESTMENT MANAGEMENT

[DALBAR LOGO]
TOP-RATED SERVICE

Bulk Rate
U.S. Postage
P A I D
Permit #55638
Boston, MA

[C] 1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

MGM-2-9/96 89.5M 31/231